July 27, 2005

(Class 1)

DREYFUS LIQUID ASSETS, INC.

Supplement to Prospectus dated April 15, 2005

The following information supplements and supersedes the information contained in the Prospectus in the second paragraph of the section entitled "Your Investment – Account Policies".

Orders in proper form placed prior to 12:00 noon or 4:00 p.m. will become effective at the price determined at 12:00 noon or 4:00 p.m., respectively, on that day. Shares so purchased before 12:00 noon will receive the dividend declared on that day, provided payments for such shares are received in or converted into Federal Funds by the fund's custodian by 6:00 p.m.; otherwise shares so purchased will begin to accrue dividends on the following business day. Shares purchased after 12:00 noon will begin to accrue dividends on the following business day.

July 27, 2005

(Class 2)

DREYFUS LIQUID ASSETS, INC.

Supplement to Prospectus dated April 15, 2005

The following information supplements and supersedes the information contained in the Prospectus in the second paragraph of the section entitled "Account Information – Account Policies - Buying shares".

Orders in proper form placed prior to 12:00 noon or 4:00 p.m. will become effective at the price determined at 12:00 noon or 4:00 p.m., respectively, on that day. Shares so purchased before 12:00 noon will receive the dividend declared on that day, provided payments for such shares are received in or converted into Federal Funds by the fund's custodian by 6:00 p.m.; otherwise shares so purchased will begin to accrue dividends on the following business day. Shares purchased after 12:00 noon will begin to accrue dividends on the following business day.